Slide 1

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The forward-looking statements contained in this document are subject to certain risks and uncertainties. Actual results could differ materially from current expectations.
The information contained herein is not a prospectus and does not constitute an offer to sell nor a solicitation of an offer to buy any security.

                                                                   Bear-Stearns
                                         12th Annual Credit Research Conference
Prime                                                              New York, NY
Medical Services, Inc                                            June 3-4, 2003
                          [Object Omitted - Company Logo]


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Slide 2
                                                 [Object Omitted - Company Logo]
Forward Looking Statement
--------------------------------------------------------------------------------

This presentation contains forward-looking statements, including those regarding Prime Medical Services, Inc., its subsidiaries and the services it provides. Investors are cautioned that all such statements involve risks and uncertainties. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Prime Medical Services, Inc. undertakes no obligation to publicly revise these forward-looking statements.


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Slide 3
                                                 [Object Omitted - Company Logo]
Common Stock Profile
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Ticker (NASDAQ):                                               PMSI

Recent Price (5/21/03):                                        $5.37

Shares Outstanding:                                            17.3 million

Market Capitalization:                                         $92 million



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Slide 4
                                                 [Object Omitted - Company Logo]
Financial Snapshot
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

Selected Financial Results (1)

12/31 Fiscal Year End
($ in Millions)
                           1999              2000           2001            2002           2003 Forecast
----------------------------------------------------------------------------------------------------------
Total Revenue            $112.2            $130.7         $154.9          $169.9                  $217.4
----------------------------------------------------------------------------------------------------------
EBITDA                    $67.9             $71.3          $65.6           $57.5                   $68.2
----------------------------------------------------------------------------------------------------------
Adjusted
EBITDA (2)                $43.4             $43.6          $38.2           $35.7                   $39.7
----------------------------------------------------------------------------------------------------------
Net Income                $14.7             $12.3           $8.5           $12.3                   $13.5
----------------------------------------------------------------------------------------------------------
EPS                       $0.86             $0.76          $0.54           $0.74                   $0.74



(1) Before non-recurring charges
(2) Adjusted EBITDA represents EBITDA less minority interest
See reconciliation at end of this presentation.

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Slide 5
                                                 [Object Omitted - Company Logo]
Company Overview
--------------------------------------------------------------------------------

PMSI Is a Market Leader in Lithotrispy Services and Specialty Vehicle Manufacturing

Provider of Lithotripsy Services            Manufacturer of Specialty Vehicles
--------------------------------            ----------------------------------
Extracorporeal Shockwave Therapy for the    Design, Engineer and Construct
Treatment of Kidney Stones                  Mobile Medical, Broadcast and
                                            Special Purpose Technology Vehicles

[Object Omitted - Lithotripsy Machine]      [Object Omitted - Medical Trailer]

oPMSI Performs 38,000 Treatments Per Year   oMarket Leader in High-End Medical
  -Represents 15% of the 250,000 Annual      Equipment
   Procedures                                  -Primary Market Focus
o41 Physician Partnerships                  oInstalled Medical Base Exceeds
  -1,200 Limited Partners in 34 States       1,800 Units
oPMSI Operates 67 Lithotripters             oInstalled Broadcast Base Exceeds
                                             1,700 Units
                                            o2002 Delivery of 316 Units
                                            oPartners Include GE, Philips,
                                             Siemens, FEMA, State and Local
                                             Municipals, Law Enforcement
                                             Agencies, etc.
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Slide 6
                                                 [Object Omitted - Company Logo]
Market Opportunity
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Lithotripsy Services
--------------------------------------------------------------------------------
oUS Market for Lithotripsy Treatment of Kidney Stones Is Estimated at Between $400-$450 MM

oNearly 10% of US Population Experiences Kidney Stones

o250,000 Lithotripsy Treatments Per Year

oLow Cost Alternative
  -Average Lithotripsy Treatment Cost of $2,500 Versus Alternative Invasive
   Procedure Cost of $5,000-$7,000

Specialty Vehicle Manufacturing
--------------------------------------------------------------------------------
oUS Mobile Medical Market:                                     $200-$250 MM

oUS Broadcast Market:                                          $150-$175 MM

oCurrent US Broadcast Market Presents Growth Opportunity
  -Expected Growth for Homeland Security

oCertification Barrier Protects Mobile Medical Market (GE, Siemens, Philips)

oExpanding Global Market
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Slide 7
                                                                Medical Division
Prime
Medical Services, Inc
                          [Object Omitted - Company Logo]
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Slide 8
                                                 [Object Omitted - Company Logo]
Medical Division Overview
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oLeading Provider of Lithotripsy Services in Mobile and Fixed Based
Configurations for Non-invasive Procedures for Kidney Stone Diseases

oThrough Partnerships With Local Urologists, PMSI Provides the Personnel and Operating Infrastructure Required to Deliver Lithotripsy to Hospitals and Other Healthcare Facilities

[Object Omitted - Fixed Based Lithotripter]
Pictured:  Fixed Based Lithotripter
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Slide 9
                                                 [Object Omitted - Company Logo]
Lithotripsy Overview
--------------------------------------------------------------------------------

oLithotripsy Is a Cost Effective, Non-invasive Method for Treating Kidney Stones Through the Use of Extracorporeal Shock Waves

oExtracorporeal Shock Waves Pulverize the Hard Mineral Deposits Which Comprise Kidney Stones

oThe Fragments Are Passed Easily From the Body Through Urination

[Object Omitted - Shock Wave Source]
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Slide 10
                                                 [Object Omitted - Company Logo]
Lithotripsy Equipment/Technology
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oCurrently, the Majority of PMSI's Fleet Consists of Mobile Trailer Units

oPMSI's Units House the Lithotripter, Computer Equipment and Other Ancillary
 Tools and Technology

oPMSI Is Currently Transitioning Its Delivery Format to Accommodate
 Hospital-based, Trailer-based and Alternate-site Treatments

oThe Lithotripter Unit Can Be Easily Transported From the Van to a Procedure
 Room in a Hospital or Surgery Center
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Slide 11
                                                 [Object Omitted - Company Logo]
PMSI's Role in the Urology Process
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oPartner With Local Urologists               [Object Omitted - Smiling Doctors]

oPMSI Services Include:
 -Quality Assurance
 -Patient Scheduling
 -Staffing
 -Equipment Acquisition, Management and Service
 -Contracting With Payors
 -Billing
 -Regulatory Compliance
 -Outcomes Database
 -Physician Training
 -Continuing Education
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Slide 12
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Growth Strategy for Urology
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oRe-engineer Partnerships for Local Market Growth

oFacilitate Market Place Consolidation

oExpand Payor Base

oExplore Vertical Sales Opportunities
 -Wrap-around the Device
 -Control Installed Base

oEstablish Urology Platform by Leveraging Lithotripsy Expertise
 -Single-specialty surgery centers (ASC's)
 -Brachio therapy (seeds)
 -Cryo therapy (tissue freeze)
 -Laser scope
 -CT applications
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Slide 13
                                                          Manufacturing Division
Prime
Medical Services, Inc
                          [Object Omitted - Company Logo]
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Slide 14
                                                 [Object Omitted - Company Logo]
Manufacturing Division Overview
--------------------------------------------------------------------------------

oGlobal Leader in the Design, Engineering and Construction of Specialty Vehicles for the Transport of High Technology Medical and Broadcast and Communication Equipment

oSpecialty Products Include:
 -Diagnostic Imaging Equipment (CT, MRI, PET, Cardiac Cath)
 -Therapeutic Medical Devices
 -Satellite and Microwave Transmission for Broadcast & Communications -Homeland Security
  oCommand and Control
  oLaw Enforcement

[Object Omitted-Constructing Trailer]  [Object Omitted-Constructing Trailer]
                                         [Object Omitted - Installing Satellite]
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Slide 15
                                                 [Object Omitted - Company Logo]
Manufacturing Market
--------------------------------------------------------------------------------

[Object Omitted - Mobile Medical Solutions Trailer]

[Object Omitted - Broadcast & Communications Van]

[Object Omitted - Mobile Display & Specialty Trailer]

[Object Omitted - Mobile Command & Control Van]
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Slide 16
                                                 [Object Omitted - Company Logo]
Manufacturing Facilities
--------------------------------------------------------------------------------

oHarvey, Illinois Production Facility        [Object Omitted - Harvey, IL Plant]
-85,000 Sq. Ft. Production & Office Space, Division Headquarters

oCalumet City, Illinois Production Facility
-78,800 Sq. Ft. Production & Office Space  [Object Omitted - Calumet City Plant]

oSanford, Florida Manufacturing Facility [Object Omitted - Sanford,FL Plant] -60,000 Sq. Ft. Production Space

oClearwater, Florida Manufacturing Facility
-64,000 Sq. Ft. Production Space

oCamberly, United Kingdom Manufacturing Facility
-6,500 Sq. Ft. Production Space

oOud Bierjland, Holland Manufacturing Facility
-98,000 Sq. Ft. Production Space

oCarlisle, Pennsylvania Manufacturing Facility
-34,000 Sq. Ft. Production Space

oRiverside, California Manufacturing Facility
-38,500 Sq. Ft. Production Space
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Slide 17
                                                 [Object Omitted - Company Logo]
Growth Strategy for Manufacturing
--------------------------------------------------------------------------------

oLeverage Infrastructure of Existing Operations
 -Medical, Broadcast & Communication (B&C), Specialty Transport

oPursue Organic Growth Opportunities
 -Increase Domestic Market Share
 -Position for Service and Maintenance Platform
 -Follow OEM to Europe & Asia
 -Pursue Middle Market Medical Opportunities oMammography oSurgery oDental oBlood mobiles

oPursue Additional Acquisition Opportunities
 -Expand Medical Platform
 -Strengthen Regional Presence
 -Strengthen European Platform
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Slide 18
                                                                Financial Review
Prime
Medical Services, Inc
                          [Object Omitted - Company Logo]
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Slide 19
                                                 [Object Omitted - Company Logo]
Historical Revenues and EBITDA
--------------------------------------------------------------------------------

[Object Omitted - Graph]
Revenue $ in Millions

---------------------------------------------------------------------
    FY99          FY00          FY01         FY02     FY03 Forecast
---------------------------------------------------------------------
  $112.2        $130.7        $154.9       $169.9       $217.4

[Object Omitted - Graph]
Ebitda (1) $ in Millions

----------------------------------------------------------------------
     FY99          FY00         FY01          FY02     FY03 Forecast
----------------------------------------------------------------------
    $  67.9        $71.3       $65.6         $57.5         $68.2


(1) Before non-recurring charges
See reconciliation at end of this presentation.
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Slide 20
                                                 [Object Omitted - Company Logo]
Revenue Mix
--------------------------------------------------------------------------------

[Object Omitted - Graph]
Revenue $ in Millions

----------------------------------------------------------------------------
                         2000          2001          2002     2003 Forecast
----------------------------------------------------------------------------
Lithotripsy                  $83.3         $80.9         $70.3        $85.8
Manufacturing                $22.2         $51.6         $88.8       $130.8
Refractive & Other           $25.2         $22.4         $10.8         $0.9
Total Revenue               $130.7        $154.9        $169.9       $217.4
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Slide 21
                                                 [Object Omitted - Company Logo]
Detailed Income Statement(1)
--------------------------------------------------------------------------------

$ in millions                              FY'01      FY'02       Fy'03 Forecast

REVENUE
Lithotripsy                                $80.9      $70.3                $85.8
Manufacturing                               51.6       88.8                130.8
Refractive (LASIK)                          22.3       10.0                   --
     Other                                   0.1        0.8                  0.9
                                           -------------------------------------
       Total Revenue                       154.9      169.9                217.4

EXPENSES
Cost of Services - Lithotripsy              26.2       25.9                 34.9
Cost of Services - Manufacturing            43.9       74.1                110.9
Cost of Services - Refractive (LASIK)       15.2        8.9                   --
     Other                                   4.0        3.5                  3.4
                                           -------------------------------------
       Total Expenses                       89.3      112.4                149.2

EBITDA                                     $65.6      $57.5                $68.2

Adjusted EBITDA (2)                        $38.1      $35.6                $39.7
EBITDA Margin Analysis
     Lithotripsy                           67.6%      63.2%                59.3%
     Manufacturing                         14.9%      16.6%                15.2%
     Refractive (LASIK)                    31.8%      12.4%                   --

(1) Before non-recurring costs
(2) Excluding RVC Operations
See reconciliation at end of this presentation.
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Slide 22
                                                 [Object Omitted - Company Logo]
Pro Forma Free Cash Flow (1)
--------------------------------------------------------------------------------

$ in millions                                                     FY'03

Adjusted EBITDA                                                   $39.7

Less:
         Interest/Debt Service                                    (9.7)

         Capital Expenditures                                     (3.8)

         Income Taxes                                             (8.4)
                                                                  -----

Free Cash Flow                                                    $17.8
                                                                  =====

See reconciliation at end of this presentation.
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Slide 23
                                                 [Object Omitted - Company Logo]
Selected Balance Sheet Items
--------------------------------------------------------------------------------

Total Current Assets                                     67.3            62.4
-----------------------------------------------------------------------------
Total Assets                                           $264.0          $277.2
=============================================================================
Total Current Liabilities                                31.1            32.7
Long Term Debt (1)                                      116.7           125.4

Stockholder's Equity                                     98.6           103.4
-----------------------------------------------------------------------------
Total Liabilities and Stockholder's Equity             $264.0          $277.2
=============================================================================

Net Working Capital                                     $36.2           $29.7
=============================================================================

Net Debt                                                $98.9          $118.7
=============================================================================

Days Sales Outstanding                                   34.2            33.1
=============================================================================

(1) Net of current portion equal to $2.4 MM; consists primarily of $100 MM 8.75% unsecured senior subordinated notes

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Slide 24
                                                 [Object Omitted - Company Logo]
Investment Highlights
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oMarket Leader in Multiple Business Segments

oDiversified Revenue Mix Supports Sustainable Growth

oVarious Drivers Support Lithotripsy Growth Opportunity
 -Broader Lithotripsy Applications Expanding Into More Procedures
 -Clinical Efficacy of Lithotripsy Technology Is Expanding
 -Portability Enhancing Delivery Alternatives
 -Patient Demographics

oLeadership Position in Specialty Vehicle Manufacturing
 -Market Leader in High-end Mobile Medical Market
 -Dynamic Growth Opportunities
 -Policy Initiatives Encourage Shared Service Delivery

oOpportunistic Acquisition Strategy Drives Additional Growth
 -Highly Fragmented Industry Creates Consolidation Opportunities

oStrong Historical Cash Flow Generation
 -High EBITDA Margin Equates to Strong Cash Flow

oExperienced Management Team

Slide 25


Prime
Medical Services, Inc
                          [Object Omitted - Company Logo]

EBITDA represents net income before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is EBITDA less minority interest expense. EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the valuation of companies in our industry. However, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do. Our management also focuses on these measures, and discusses them with our Board of Directors, to better assess and understand our operating performance and because they are used in meeting various covenants under our senior credit facility and the indenture governing our senior subordinated notes. Neither EBITDA nor Adjusted EBITDA is a measurement of financial performance under generally accepted accounting principles, known as GAAP, and should not be construed as an indicator of a company's performance or liquidity or in isolation from or as a substitute for net income, cash flow from operations or any other cash flow data prepared in accordance with generally accepted accounting principles.
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

                                                   Prime Medical Services, Inc.
                                    Reconciliation of Net Income to EBITDA and Adjusted EBITDA
                                                          (In millions)
                                                                              2003
                                                                            Forecast    2002         2001       2000       1999
                                                                            --------   --------    --------    -------    -------

Net income per 10-K                                                            13.5        0.8       (14.5)      10.7       15.0

Loan fees per 10-K, net of tax                                                    -        0.6         0.1        0.1        0.3
Development, impairment and other costs, net per 10-K, net of tax                 -       10.9        28.1        1.1        0.3
Minority interest portion of development, impairment and other costs,
 net, net of tax                                                                  -          -        (5.2)         -          -
RVC net income                                                                    -       (0.3)(1)       * (1)      * (1)      * (1)
Relocation of central billing office per 10-K, net of tax                         -          -           -        0.4          -
Net income from other disposed of segments, net of tax                            -          -           -          -       (0.2)
Release of contractual obligation per 10-K, net of tax                            -          -           -          -       (0.7)
Litho litigation settlement, net of tax                                           -        0.3           -          -          -
                                                                            -------    -------     -------     ------     ------
Net income per presentation                                                    13.5       12.3         8.5       12.3       14.7

Depreciation and amortization per 10-K                                          7.8        6.7        14.2       14.2       10.8
Depreciation and amortization for RVC operations                                  -       (1.8)(2)       - (2)      - (2)      - (2)
Provision (benefit) for income taxes per 10-K                                   8.3          -        (8.5)       6.7        0.5
Provision (benefit) for income taxes for proforma items noted above               -        9.6        13.7        1.1        9.4
Other income (expenses) per 10-K, excluding loan fees and release from
   contractual obligation already excluded above                               10.1(3)     8.9 (3)    10.3 (3)    9.3 (3)    8.0 (3)
                                                                            -------    -------     -------     ------     ------
Adjusted EBITDA per presentation                                               39.7       35.7        38.2       43.6       43.4


Minority interest per 10-K                                                     28.5       21.8        19.2       27.7       24.5
Minority interest share of proforma items noted above                             -          -         8.2          -          -

                                                                            -------    -------     -------     ------     ------
EBITDA per presentation                                                        68.2       57.5        65.6       71.3       67.9







(1) Net income for 2002 excludes net income for RVC operations, which were disposed in 2002.  The net income for RVC was .5 for
    1999, .2 for 2000 and .4 for 2001.
(2) Depreciation for RVC operation.  Depreciation for RVC was .4 for 1999, 3.7 for 2000 and 4.5 for 2001.
(3) Other income consists primarily of interest expense.  Interest expense was 10.0 for the 2003 forecast, 9.7 for 2002, 11.0 for
    2001, 10.6 for 2000 and 9.4 for 1999.
